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                                                                    EXHIBIT 23.2

      CONSENT OF MOORE STEPHENS FRAZER & TORBET, LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 11, 1997 and August 25, 1997, in the Registration Statement (Form SB-2) and the related Prospectus of Pacific MultiMedia, Inc. for the registration of shares of its Common Stock.


                                       /s/ MOORE STEPHENS FRAZER & TORBET, LLP

Walnut, California


September 26, 1997